EXHIBIT 10.2

                              SETTLEMENT AGREEMENT

This Settlement Agreement (the "Agreement") is entered into as of October 13, 2004, between IR BioSciences Holdings, Inc. ("IR") and __________________________ ("Creditor"), (also referred to collectively as the "Parties"), and reflects full and complete settlement of the claims Creditor may have against IR, as described below.

WHEREAS, IR has retained Joseph Stevens + Company, Inc. to effectuate a private offering of its securities with a minimum Initial Closing of $1.0 million (the "Initial Closing").

         The Parties hereby agree as follows:

1. EFFECTIVELY. This Agreement shall be effective upon execution by the Parties of this Agreement and those referenced in Section 3 herein, and the Initial Closing.

2. SETTLEMENT. Creditor, on behalf of itself, its subsidiaries, affiliates, officers, directors, shareholders, successors, and/or assigns, hereby agrees to settle, discharge and release IR and each of its affiliates, subsidiaries, successors, officers, directors, shareholders, employees and agents (collectively, the "Released Parties") from any and all claims, losses, debts, charges, damages, obligations, causes of action, liabilities, penalties, costs, and expenses, of whatever nature, type, kind, description or character, whether known or unknown, and which Creditor holds or held as of the date of this Agreement against the Released Parties (collectively, "Claims"), and which relate to the sum of $_______ owing by IR to Creditor as of the date hereby, which is known as the "Outstanding Amount".

3. IR PAYMENT. Upon the execution of this Agreement by the Parties, IR shall issue shares of its common stock (the "Shares") to the Creditor as full and complete satisfaction of the Claims. The number of Shares to be issued by IR shall be the product of the Outstanding Amount divided by the per share price of the common stock sold further to the Initial Closing (the "Per Share Price"). In addition, IR shall issue to the Creditor five year warrants in the form attached hereto as EXHIBIT A (the "Warrants") excercisable for 50% of the Shares issuable hereunder at a per share exercise price equal to $.50 (fifty cents). The Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are the "Securities" and shall be registered concurrently with the securities sold further to the Initial Closing.

4.       WARRANTIES AND REPRESENTATIONS.

         a)       The Creditor represents and warrants to IR as follows:

                  1). PURCHASE FOR OWN ACCOUNT. The Creditor is purchasing the Securities for the Creditor's own account and not with a present view towards the distribution thereof. The Creditor understands that the Creditor must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. Notwithstanding anything in this
         Section 4(a)(1) to the contrary, by making the foregoing representation, the Creditor does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws; PROVIDED, that in the case of any transfer of the Securities pursuant to an exemption, such transfer is made in accordance with the provisions of Section 4(a)(5).

                  2) INFORMATION. The Creditor has been furnished all materials (excluding any material nonpublic information) relating to the business, finances and operations of IR and its subsidiaries and materials relating to the offer and sale of the Securities that have been requested by the Creditor. The Creditor has been afforded the opportunity to ask questions of IR and has received what the Creditor believes to be satisfactory answers to any such inquiries. The Creditor understands that its investment in the Securities involves a high degree of substantial risk, including but not limited to, the risk factors described in IR's annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the three months ended March 31, 2004 and June 30, 2004, which were filed with the U.S. Securities and Exchange Commission.

                  3) GOVERNMENTAL REVIEW. The Creditor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  4) AUTHORIZATION; ENFORCEMENT. The Creditor has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Securities in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Creditor and is a valid and binding agreement of the Creditor enforceable against the Creditor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  5) TRANSFER OR RESALE. The Creditor understands that (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder or sold pursuant to Rule 144(k) under the Securities Act, or (b) the Creditor shall have delivered to IR an opinion of counsel reasonably acceptable to IR (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration.

                  6) LEGENDS. The Creditor understands that the Securities may bear a restrictive legend (the "Legend") in substantially the following form:

                           THESE   SECURITIES  HAVE  NOT  BEEN
                  REGISTERED  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION OR THE  SECURITIES  COMMISSION OF
                  ANY STATE IN RELIANCE UPON AN EXEMPTION FROM
                  REGISTRATION  UNDER  THE  SECURITIES  ACT OF
                  1933, AS AMENDED (THE "SECURITIES  ACT"), OR
                  THE  SECURITIES  LAWS  OF ANY  STATE  OF THE
                  UNITED STATES.  THE  SECURITIES  REPRESENTED
                  HEREBY  MAY  NOT BE  OFFERED  OR SOLD IN THE
                  ABSENCE   OF   AN   EFFECTIVE   REGISTRATION
                  STATEMENT   FOR   THE    SECURITIES    UNDER
                  APPLICABLE  SECURITIES  LAWS UNLESS OFFERED,
                  SOLD  OR  TRANSFERRED   UNDER  AN  AVAILABLE
                  EXEMPTION FROM THE REGISTRATION REQUIREMENTS
                  OF   THOSE   LAWS.    NOTWITHSTANDING    THE
                  FOREGOING,  THESE  SECURITIES MAY BE PLEDGED
                  IN  CONNECTION   WITH  A  BONA  FIDE  MARGIN
                  ACCOUNT   OR   OTHER   LOAN   OR   FINANCING
                  ARRANGEMENT SECURED BY SUCH SECURITIES.

                  Certificates evidencing the Securities shall not be required to contain the Legend or any other legend (i) while any registration statement covering the resale of the Shares is effective under the Securities Act provided the Creditor (or a broker acting on the Creditor's behalf), upon requesting a removal of the Legend on any certificate evidencing all or any portion of any of the Securities or requesting to transfer any of the same, provides to IR (or to the transfer agent on IR's behalf) reasonable written assurances to the effect that any of the Securities, sold or to be sold by the Creditor have been, or will be, sold in accordance with the plan of distribution set forth in the prospectus that forms a part o the registration statement and in compliance with the prospectus delivery requirements under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). IR shall cause its counsel to issue the legal opinion included in the transfer agent instructions to the transfer agent on the effective date of such registration statement. Following such effective date or at such earlier time as a legend is no longer required for the Shares, IR will no later than three business days following the delivery by the Creditor to IR or the transfer agent of a legended certificate representing the Securities, deliver or cause to be delivered to the Creditor a certificate representing the Securities that is free from all restrictive and other legends. IR may not make any notation on its records or give instructions to its transfer agent that enlarge the restrictions on transfer set forth in this Section.

                  7) INVESTOR STATUS. The Creditor is an "accredited investor" within the meaning of Rule 501 Regulation D under the Securities Act. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities. The Creditor is not a registered broker dealer or an affiliate of any broker or dealer registered under Section 15(a) of the Exchange Act, or a member of the National Association of Securities Dealers, Inc. or a person engaged in the business of being a broker dealer.

                  8) NO SHORT POSITIONS OR STOCK OWNERSHIP. The Creditor has not, prior to the 30 business days prior to the date of this Agreement, entered into any Short Sales. For purposes of this SECTION 4(C)(8), a "Short Sale" by the Creditor means a sale of IR's common stock that is marked as a short sale and that is executed at a time when the Creditor has no equivalent offsetting long position in IR's common stock. For purposes of determining whether the Creditor has an equivalent offsetting long position in IR's common stock, all common stock and all common stock that would be issuable upon conversion or exercise in full of all options then held by the Creditor (assuming that such options were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by the Creditor.

             b) IR represents and warrants the Creditor as follows:

                  1) AUTHORIZATION; ENFORCEMENT. (i) IR has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, and the Registration Rights Agreements, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares in accordance with the terms of the Warrants; (ii) the execution, delivery and performance of this Agreement and the Warrants by IR and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrants and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by IR's Board of Directors and no further consent or authorization of IR, its Board of Directors or its shareholders is required; (iii) this Agreement and the Warrants have been duly executed and delivered by IR; and (iv) this Agreement and the Warrants constitute, and, upon execution and delivery by IR and the other parties thereto to the extent required of the Warrants, such agreements will constitute, valid and binding obligations of IR enforceable against IR in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  2) ISSUANCE OF SHARES. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes and liens (other than those imposed through acts or omissions of the Creditor and will not be subject to preemptive rights or other similar rights of shareholders of IR. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants,, in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and liens (other than those imposed through acts or omissions of the Creditor and will not be subject to preemptive rights or other similar rights of shareholders of IR.

                  3) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Warrants by IR, and the consummation by IR of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrant Shares, and the issuance of the Warrants, will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which IR or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Creditor) the United States federal and state securities laws and regulations) applicable to IR or any of its subsidiaries or by which any property or asset of IR or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect or IR). Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and assuming the accuracy of the representations and warranties of the Creditor, IR is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including without limitation the issuance and sale of the Shares and Warrants as provided hereby), the Warrants (including without limitation the issuance of the Warrant Shares) or the Registration Rights Agreements, in each case in accordance with the terms hereof or thereof.

         5. ENTIRE AGREEMENT. This Agreement is a fully integrated agreement constituting the entire agreement and understanding of the Parties hereto, and supersedes and replaces all negotiations, and all proposed agreements, whether oral or written, between IR and Creditor regarding the release of the Claims. Each party acknowledges that it has read this Agreement and has signed it freely and voluntarily without reliance on any representations made by the other party hereto, its attorneys or its representatives except as expressly set forth in this Agreement.

         6. SEVERANCE. If any covenant, condition, or other provision herein contained is held to be invalid, void, or illegal by any court of competent jurisdiction, such covenant, condition or provision will be deemed severed from the remainder of this Agreement. Such severance will in no way affect, impair, or invalidate any other covenant, condition or other provision herein. If such condition, covenant, or other provision is deemed invalid due to its scope or breadth, such covenant, condition, or other provision will be deemed valid to the extent of the scope or breadth permitted by law.

         7. NO ORAL MODIFICATIONS. This Agreement may only be amended or modified by a written agreement executed by or on behalf of each of the Parties hereto.

         8. GOVERNING LAW AND VENUE. This Agreement is to be construed simply and fairly and not strictly for or against any of the Parties hereto, and shall be interpreted, enforced and governed by and under the laws of the State of California.

         9. NOTICE. All notices required to be given hereunder shall be in writing and shall be deemed to have been given upon deposit in first class mail, sent through a nationally recognized courier service, or transmission by confirmed facsimile as follows:

                              IR BioSciences Holdings, Inc.
                              4021 N. 75th Street, Suite 201
                              Scottsdale, AZ 85251
                              Attn:  Michael K. Wilhelm
                              Facsimile:  (480) 222-3295

                              With a copy to:

                              Kirkpatrick + Lockhart LLP
                              10100 Santa Monica Blvd., Seventh Floor

                              Los Angeles, CA 90067
                              Attn:  Thomas J. Poletti, Esq.
                              Facsimile:  (310) 552-5001

                              Creditor:

                              --------------------------

                              --------------------------

                              --------------------------
                              Attn:
                                     -------------------
                              Facsimile:
                                          --------------

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.

         11.      INDEPENDENT  ADVICE.  Each  Party  acknowledges  that  it  has
                  received   independent   legal  advice  with  respect  to  the
                  advisability of making this Agreement, and that it has received independent legal advice.

         12.      SUCCESSORS AND ASSIGNS.  This  Agreement  shall apply to, bind
                  and  inure  to  the   benefit  of  the   Parties,   and  their
                  successors-in-interest and assigns.

         In Witness Whereof, the Parties have duly executed and delivered this Agreement as of the date first set forth above.

IR BIOSCIENCES HOLDINGS, INC.                          [CREDITOR]

------------------------------------         ----------------------------------

Name:                                        Name:
       -----------------------------              -----------------------------

Its:                                         Its:
      ------------------------------              -----------------------------

                              Schedule of Creditors
                              CDM Group, $8,547.00
                           Synergos, Inc., $69,924.25
                       Spelling Communications, $23,847.00
                    Stratum Consulting Group, LLC, $22,400.00
                            Debra Gessner, $22,500.00